                                  EXHIBIT 10.20

                              AGREEMENT FOR CONSENT

         THIS AGREEMENT FOR CONSENT (THE "AGREEMENT"), is made as of the 28 day of January, 2000 (the "Closing Date") among PNC BANK, NATIONAL ASSOCIATION, a national banking association, having an address at 2 Tower Center, East Brunswick, New Jersey 08816 (the "Lender"); COACTIVE MARKETING GROUP, INC., (formerly known as Inmark Enterprises, Inc. ("Enterprises")), a Delaware corporation ("CoActive"); U.S. CONCEPTS, INC., a Delaware Corporation ("USC"); INMARK SERVICES, INC., a Delaware corporation ("Services"), and OPTIMUM GROUP, INC., an Ohio corporation (formerly, OG Acquisition Corp.) ("New OGI" and together with Services and USC, the "Borrower"). CoActive, USC, Services, and New OGI are collectively referred to herein as the "Inmark Group".

                                   WITNESSETH:

         WHEREAS, Lender is the holder of a certain Term Note dated March 31, 1998 made by Services and New OGI in the principal amount of $5,000,000 ("Term Note"); and

         WHEREAS, on December 29, 1998, the Term Note was amended and restated to include USC as an obligor on the Term Note (the "Amended Term Note"); and

         WHEREAS, Lender is the holder of a certain Revolving Note dated March 31, 1998 made by Services and New OGI in the principal amount of $5,000,000 ("Revolving Note"); and

         WHEREAS, on December 29, 1998, the Revolving Note was amended and restated to include USC as an obligor on the Revolving Note; and

         WHEREAS, the Revolving Note was again amended and restated on January, 1999 and on June 29, 1999 (the "Third Revolving Note"); and

         WHEREAS, Lender, Enterprises, Services and New OGI entered into a Loan Agreement dated as of March 31, 1998 ((i) as amended by a First Amendment to Loan Documents dated as of December 29, 1998 to which USC became a party, (ii) as amended by a Second Amendment to Loan Documents dated as of January 14, 1999,
(iii) as amended by Third Amendment to Loan Documents dated as of June 30, 1999, and (iv) as amended by a Fourth Amendment to Loan Documents dated as of November 19, 1999) (the "Loan Agreement"); and

         WHEREAS, the Third Revolving Note and the Amended Term Note are secured as provided in the Loan Agreement and by such other documents as have been executed to effectuate the terms of the Loan Agreement, which documents include, but are not limited to a Security Agreement, Guaranty of Enterprises, and a Pledge Agreement (all such documents collectively referred to as the "Loan Documents"); and

         WHEREAS, CoActive wishes to invest in Garcia Baldwin, Inc. (d/b/a Market Vision) ("Market Vision") pursuant to a certain Subscription Agreement; and

         WHEREAS, the Borrower has requested that the Lender consent to CoActive's investment in Market Vision;

         NOW THEREFORE, for and in consideration of the premises (which are deemed herein contained) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       RECITALS INCORPORATED.
         The Recitals set forth above are true and correct and are hereby incorporated into this Consent Agreement as if set forth at length herein.

2.       PRINCIPAL AMOUNTS OUTSTANDING.
         The Borrower acknowledges that:

(a) the outstanding principal balance due by the Borrower under the Amended Term Note is, as of January 11, 2000 equal to the sum of $3,485,000, together with unpaid interest; and
(b) the outstanding principal balance due by the Borrower under the Third Revolving Note, is as of January 11, 2000 equal to the sum of $5,000,000, together with unpaid interest.

The Borrower hereby represents, warrants and confirms that there are no set-off rights, claims or causes of action of any nature whatsoever which the Borrower has or may assert against the Lender under the Amended Term Note, Third Revolving Note or the other Loan Documents.

3.       NO WAIVER OR FORBEARANCE.
         The execution of this Agreement and the consummation of the transaction contemplated in this Agreement is not, and shall not be deemed to constitute, a waiver, forbearance or cure of any default arising prior or subsequent to the date of this Agreement. The Borrower represents that no events of default exist which have not been disclosed to the Lender. The Borrower agrees that no delay on the part of Lender in exercising any power or right shall operate as a waiver or forbearance of any such power or right or preclude the further exercise of any other power or right. The remedies herein are cumulative and not exclusive of any remedies provided by law. Any notice to or demand given under the terms of this Agreement shall not entitle the Borrower to further notice or demand under any other Loan Document.

4.       RELEASE OF LENDER.
         As additional consideration for the consent as set forth herein, Borrower hereby remises, releases, waives and forever discharges Lender and its predecessors, successors and assigns, its parents, subsidiaries, officers, directors, members, shareholders, agents, employees, representatives, attorneys and any affiliated companies, their parents, subsidiaries, officers, directors, shareholders, agents, employees, representatives and attorneys (collectively, the "Released Parties") from any and all claims, demands, damages, actions or causes of action whatsoever, known or unknown, from the beginning of time through the date of this Agreement, related to the Loan Documents or the administration of any of the above.

5.       TERMS OF CONSENT.
         The Borrower has requested and the Lender has agreed to consent to the CoActive investment in Market Vision on the following terms:

(a.) Anything in the Loan Documents notwithstanding, Borrower shall make principal payments to the Lender in respect of the Amended Term Note in three equal payments of not less than $166,666.67 (the "Accelerated Payment"). Each Accelerated Payment shall be paid so as to be received by Lender on or before January 31, 2000, February 29, 2000 and March 31, 2000, respectively. The Accelerated Payments replace the payment due under paragraph 5 of the Fourth Amendment to Loan Documents, executed on November 19, 1999. The Lender acknowledges receipt of the first Accelerated Payment in the amount of $175,000 due on or before January 31, 2000; and,
(b.) In order to finance the Market Vision investment, not less than $1,000,000 of additional equity shall be invested in CoActive. At the time of the investment of the additional equity, the Borrower shall make a principal payment to the Lender in respect of the Amended Term Note of $500,000 (the "Additional Payment"). If the Additional Payment is not received on or before February 10, 2000, the Lender's consent to CoActive's investment in Market Vision will be deemed withdrawn.

6.       NO LEGAL RESTRAINT.
         The Borrower represents that no (i) litigation, investigation or other proceeding of or before any Governmental Authority is pending or, to the best of knowledge of each member of the Inmark Group, threatened against any member of the Inmark Group or any of its properties or revenues that could have a Material Adverse Effect or (ii) injunction, writ, restraining order or any order of any nature has been issued by any governmental Authority directing that the transactions provided for in this Amendment not be consummated as therein provided.

7.       CONDITION SUBSEQUENT.
         This Agreement shall become automatically void and of no force and effect if on or prior to February 10, 2000 Lender shall not have received a certificate from the Secretary or an Assistant Secretary of each member of the Inmark Group, dated the Closing Date, certifying (as applicable) that (i) attached to each such certificate is a true, complete and correct copy of the resolutions of the Board of Directors of such member of the Inmark Group authorizing among other things the execution, delivery and performance of this Agreement and (ii) such resolutions have not been amended, modified, revoked or rescinded since the dates on which they were adopted and (iii) the incumbency and signature of each officer signing this Agreement and any other certificate or other document to be delivered pursuant hereto (and another officer of such member of the Inmark Group shall certify as to the incumbency of such Secretary or Assistant Secretary).

8.       CONTINUED VALIDITY OF ORIGINAL LOAN DOCUMENTATION.
         Except as otherwise provided herein, the Loan Documents and all other documents executed in connection therewith, shall continue unchanged in full force and effect, in accordance with their respective terms, and the parties hereto hereby expressly confirm and reaffirm all of their respective liabilities, obligations, representations, warranties, duties and responsibilities under and pursuant to said Loan Documents, including, but not limited to, section 5.1 of the Loan Agreement.

9.       CONSENT AGREEMENT CONTROLS.
         In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Loan Documents, the terms and conditions of this Agreement shall control.

10.      INDEMNIFICATION.
         (a) The Borrower hereby indemnifies and agrees to protect, defend and hold harmless the Lender, any entity which "controls" the Lender within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with the Lender, and any member, officer, director, official, agent, employee or attorney of the Lender, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents, this Agreement or the transactions contemplated therein or herein including, without limitation: (i) any untrue statement of a material fact contained in information submitted to Lender by the Borrower or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; and (ii) the failure of the Borrower to perform any obligations herein required to be performed by the Borrower, except that the Borrower shall not be required to indemnify the Lender for their gross negligence or willful misconduct. In case any action shall be brought against Lender or any other Indemnified Party in respect to which indemnity may be sought against the Borrower, Lender shall promptly notify the Borrower and the Borrower shall assume the defense thereof, and the payment of all costs and expenses. Lender may select and employ counsel, provided that the Borrower shall pay all of such counsel's fees, expenses and disbursements and the Borrower shall indemnify Lender for any loss associated with or resulting from such representation. The failure of Lender to so notify the Borrower shall not relieve the Borrower of any liability they may have under the foregoing indemnification provisions or from any liability which they may otherwise have to Lender or any of the other Indemnified Parties, except to the extent such failure to notify results in unreasonable prejudice to the Borrower. Lender shall not be liable for any settlement of any such action effected without their written consent, but if settled with the Borrower's consent, or if there be a final judgment for the claimant in any such action, the Borrower agrees to indemnify and save harmless Lender from and against any loss or liability by reason of such settlement or judgment.
         (b) The provisions of this Section shall survive the term of this Agreement and the repayment or other satisfaction of the Amended Term Note and Third Revolving Note.

11.      PAYMENT OF LENDER'S EXPENSES AND LEGAL FEES.
         The Borrower shall pay for all reasonable costs and expenses, including attorneys fees, incurred by Lender in connection with the negotiation, preparation and execution of this Agreement.

12.      NO NOVATION.
         It is the intention of the parties hereto that this Agreement shall not constitute a novation and shall in no way adversely affect or impair the lien priority of any of the Loan Documents.

13.      SURVIVAL PROVISIONS.
         The covenants, representations and obligations contained in this Agreement shall survive the execution of all transactions contemplated by this Agreement, and this Agreement shall bind and benefit the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.



14.      ENTIRE AGREEMENT.
(a) This Agreement and the Loan Documents contain all of the covenants, representations, warranties and agreements between the parties with respect to the subject matters contained herein, and supercedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. The parties to this Agreement acknowledge that all the terms of this Agreement were negotiated at arm's length and after adequate and independent investigation on their respective parts and that this Agreement and all documents executed in connection therewith were prepared and executed without duress, undue influence or coercion of any kind exerted by any party upon the other.
(b) Each party acknowledges and confirms that it has not relied upon Lender or any officer, director or employee of the Lender, or upon the advice of any but its own accountants or counsel, concerning any aspect of the transactions contemplated by this Agreement including, without limitation, the tax implications thereof and the representations herein made.

15.      FURTHER ASSURANCES.
         The parties hereto agree to execute all such further instruments and take all such further action that may be reasonably required by any party to fully effectuate the terms and provisions of this Agreement and the transaction contemplated herein.

16.      NOTICE TO THE LENDER.
         Any notices or other communications required to be given to the Lender under the Loan Documents shall be sent in the manner contemplated under the Loan Documents, addressed as follows:

                           PNC Bank, National Association
                           2 Tower Center
                           East Brunswick, New Jersey  08816
                           Attention:  David Jensen
                                       Vice President
                           Facsimile:  732-220-3499

With a copy to:

                           McCarter & English, LLP
                           Four Gateway Center
                           100 Mulberry Street
                           Newark, New Jersey  07102
                           Attention:  Lisa Bonsall, Esq.
                           Facsimile:  973-624-7070

17.      PARTICIPATIONS.
         Lender expressly retains and reserves its rights to sell and assign its interests under the Loan Documents and this Agreement and fully disclose its files in connection with the Loan

Documents, and/or any collateral pledged in connection therewith (the "Collateral"), to potential purchasers of the Lender's interests under the Loan Documents.


18.      NO MODIFICATION OF AGREEMENT EXCEPT IN WRITING.
         The within Agreement encompasses all the terms between the parties, notwithstanding any verbal communications between the parties. No further terms shall be deemed effective, unless in writing, executed by both parties. The parties hereto acknowledge the provisions of N.J.S.A. 25:1-5, which precludes enforcement, inter alia, of any oral promises relating to extensions of credit and agree that its provisions are fully applicable to this Agreement.

19.      WAIVER OF JURY TRIAL.
         THE BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS AGREEMENT OR THE LOAN DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL WITH RESPECT TO THIS WAIVER.

20.      GOVERNING LAW.
         This Agreement shall be construed and enforced in accordance with the laws of New York without regard to principles of conflicts of law.

21.      EVENT OF DEFAULT.
         Failure to timely make any payment contemplated in this Agreement, or the breach of any representation or warranty contained herein shall constitute an event of default ("Event of Default") under the Loan Documents.
         The Borrower's breach of any other representation or warranty contained in, or its failure to comply with any term or covenant of any of the Loan Documents, and/or any other document executed in connection with the foregoing, shall constitute an Event of Default.
         Upon the occurrence of an Event of Default Lender shall be free to pursue all of its legal and equitable rights and remedies including, but not limited to, all of its remedies under the Loan Documents, this Agreement and any documents executed in connection herewith.

22.      CONSTRUCTION.
         The parties hereto agree that the terms and language of this Agreement were the result of negotiations between the parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided neutrally, in light of its conciliatory purposes, and without regard to events of authorship or negotiation. All terms and words used in this Agreement, regardless of the number and gender in which used, shall be deemed to include any other number or gender as the context or use thereof may require. If more than one person or entity is named as the Borrower, each such person or entity shall be jointly and severally liable for the representations, warranties, covenants and obligations of the Loan Documents and this Agreement. The captions contained in this Agreement are used for convenience of reference only and in no way define limit or describe the scope or intent of this Agreement or any particular paragraph or section hereof or the proper construction hereof.

23.      ADMISSIBILITY.

         The terms of this Agreement, when executed, shall be fully admissible in any court of law. The parties hereto waive any objection that may be interposed under any state or federal rules of evidence as to the admissibility of this document.


24.      NO THIRD PARTY BENEFICIARIES.
         It is not the intent of the parties who are signatories to this Agreement to grant any rights whatsoever to parties who are not signatories to this Forbearance Agreement and no provision of this Agreement should be construed to grant any rights to any party who is not a signatory herein.

25.      COUNTERPARTS.
         This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement.

26.      ASSIGNMENT.
         This Agreement shall be binding upon and inure to the benefit of Lender the Borrower and their respective permitted heirs, successors and assigns. The Borrower shall not assign this Agreement without the prior written consent of Lender.

THE BORROWER DECLARES THAT EACH PARTY TO THIS AGREEMENT HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         COACTIVE MARKETING GROUP, INC.
                                         (f/k/a Inmark Enterprises, Inc.)


Attest: /s/ Gloria Perilovaris           By: /s/ Donald A. Bernard
       ---------------------------          ----------------------------
                                         Name/Title Donald A. Bernard
                                                      Executive Vice President


                                         U.S. CONCEPTS, INC.
                                         (a Delaware corporation)

Attest: /s/ Gloria Perilovaris           By: /s/ Donald A. Bernard
       ---------------------------          ----------------------------
                                         Name/Title Donald A. Bernard
                                                      Executive Vice President

                                         INMARK SERVICES, INC.


Attest: /s/ Gloria Perilovaris           By: /s/ Donald A. Bernard
       ---------------------------          ----------------------------
                                         Name/Title Donald A. Bernard
                                                      Executive Vice President

                                         OPTIMUM GROUP, INC.



Attest: /s/ Gloria Perilovaris           By: /s/ Donald A. Bernard
       ---------------------------          ----------------------------
                                         Name/Title Donald A. Bernard
                                                      Executive Vice President


                                         PNC BANK, N.A.



Attest: /s/ Arura Unger                  By:  /s/ David Jensen
       ---------------------------          ----------------------------
                                         Name/Title David Jensen, Vice President